                                 WESTCORE TRUST

                       Statement of Additional Information

                                       for

                           Westcore MIDCO Growth Fund
                             Westcore Blue Chip Fund
                         Westcore Growth and Income Fund
                       Westcore Small-Cap Opportunity Fund
                        Westcore Mid-Cap Opportunity Fund
                         Westcore Small-Cap Growth Fund
                              Westcore Select Fund
                      Westcore International Frontier Fund
                       Westcore International Select Fund
                             Westcore Micro-Cap Fund
                   Westcore International Small-Cap Value Fund
                          Westcore Flexible Income Fund
                             Westcore Plus Bond Fund
                        Westcore Colorado Tax-Exempt Fund

                                 October 1, 2000

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
THE TRUST...............................................................     2
INVESTMENT OBJECTIVES AND POLICIES......................................     3
NET ASSET VALUE.........................................................    36
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................    37
DESCRIPTION OF SHARES...................................................    39
ADDITIONAL INFORMATION CONCERNING TAXES.................................    41
MANAGEMENT OF THE FUNDS.................................................    42
CUSTODIAN AND TRANSFER AGENT............................................    52
EXPENSES................................................................    52
AUDITORS AND FINANCIAL STATEMENTS.......................................    53
COUNSEL.................................................................    53
CODES OF ETHICS.........................................................    53
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS......................    53
MISCELLANEOUS...........................................................    60
APPENDIX A..............................................................   A-1
APPENDIX B..............................................................   B-1


The Westcore Micro-Cap and International Small-Cap Value Funds are not currently being offered for sale by the Company.

         This Statement of Additional Information is meant to be read in conjunction with the Funds' Prospectus dated October 1, 2000, as the same is revised from time to time, and is incorporated by reference in its entirety into the Prospectus for the particular Fund. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein. Copies of the Funds' Prospectus dated October 1, 2000, may be obtained by calling 1-800-392-CORE (2673) or by writing ALPS Mutual Funds Services, Inc. at 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. The Financial Statements and Independent Accountants Report thereon in this SAI are incorporated by reference from the Funds' Annual Report, which may be obtained by writing the address above or calling the toll-free number above. No other part of the Annual Report is incorporated herein by reference. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                    THE TRUST

         Westcore Trust (the "Trust") is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust's predecessor was originally incorporated in Maryland on January 11, 1982. On January 1, 1996, the name of Westcore's "Equity Income Fund" was changed to "Growth and Income Fund." On October 1, 2000, the names of Westcore's "Intermediate-Term Bond Fund" and "Long-Term Bond Fund" were changed to "Plus Bond Fund" and "Flexible Income Fund", respectively. Each name change reflected a change to the investment objective and changes to investment policies of each Fund.

         The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This Statement of Additional Information pertains to the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth and Income Fund, Westcore Small-Cap Opportunity Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore International Select Fund, Westcore Micro-Cap Fund, Westcore International Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each, a "Fund" and collectively, the "Funds"). The Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth and Income Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore International Select Fund, Westcore Micro-Cap Fund and Westcore International Small-Cap Value Fund are sometimes referred to as the "Westcore Equity Funds." The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the "Westcore Bond Funds." For information concerning any investment portfolios offered by the Trust, contact ALPS Mutual Fund Services, Inc. ("ALPS") at 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202 or call 1-800-392-CORE (2673).

                       INVESTMENT OBJECTIVES AND POLICIES

         The Trust is an open-end, management investment company. The Funds (other than the Westcore Select, International Select, Micro-Cap, International Small-Cap Value and Colorado Tax-Exempt Funds, which are non-diversified) are diversified portfolios of the Trust.

         The Prospectuses for the Funds describe the Funds' investment objectives. The following information supplements and should be read in conjunction with the description of the investment objective and principal strategies for each Fund in the Prospectuses.

Portfolio Transactions

         Denver Investment Advisors LLC ("Denver Investment Advisors" or the "Adviser") serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the "Advisory Agreement").

         Subject to the general supervision of the Trust's Board of Trustees and the provisions of the Trust's Advisory Agreement relating to the Funds, Denver Investment Advisors makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

         The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

     The portfolio turnover rates for the MIDCO Growth Fund, Small-Cap Growth Fund, Select Fund, Mid-Cap Opportunity Fund and Small-Cap Opportunity Fund for the fiscal year ended May 31, 2000 are primarily attributable to the timing of redemptions and the price volatility experienced within many industries over the past year, especially within the technology industry. It is anticipated that the Micro-Cap Fund, International Small-Cap Value Fund and International Select Fund will experience high portfolio turnover rates as these are "non-diversified" Funds which may require additional portfolio transactions to meet their investment objectives, especially if the Funds continue to experience significant price volatility across many industries. It is anticipated that the Flexible Income Fund and Plus Bond Fund will experience higher than normal turnover rates during the current fiscal year as the Funds adjust their holdings to comply with their new investment objectives and policies.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. During the fiscal years ended May 31, 2000, May 28, 1999 and May 29, 1998, the Funds paid the following amounts in brokerage commissions:

                           Brokerage Commissions Paid


                                         YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        MAY 31, 2000   MAY 28, 1999   MAY 29, 1998
                                        ------------   ------------   ------------
Westcore MIDCO Growth Fund               $  410,563     $  944,694     $  793,591
Westcore Blue Chip Fund                     103,078         99,420         74,156
Westcore Growth and Income Fund              17,419         24,139         14,776
Westcore Small-Cap Opportunity Fund         282,241        288,092        113,825
Westcore Mid-Cap Opportunity Fund             8,794          6,468            N/A
Westcore Small-Cap Growth Fund               18,658            N/A            N/A
Westcore Select Fund                        298,488            N/A            N/A
Westcore International Frontier Fund         68,727            N/A            N/A
Aggregate Commissions                    $1,207,968     $1,362,813     $  996,348
                                         ==========     ==========     ==========


         For the same periods the Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund did not pay any brokerage commissions. During the fiscal years ended May 31, 2000, May 28, 1999 and May 29, 1998, no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.

         There is generally no stated commission in the case of portfolio securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Denver Investment Advisors will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Advisory Agreement for the Funds provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, Denver Investment

Advisors will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes Denver Investment Advisors to cause any of the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that Denver Investment Advisors determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of that particular transaction or the overall responsibilities of Denver Investment Advisors to the Fund. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         The Funds may from time to time purchase securities issued by the Trust's regular broker/dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940, as amended (the "1940 Act")) or their parents. As of May 31, 2000, the Westcore Blue Chip, Westcore Mid-Cap Opportunity Fund, Westcore Plus Bond and Westcore Flexible Income Funds held securities of the Trust's regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities. As of May 31, 2000, the Westcore Blue Chip Fund's aggregate holdings of securities of J.P. Morgan & Company Inc., Lehman Brothers Holdings Inc. and Merrill Lynch & Company Inc. were $1,042,875, $818,188 and $670,650, respectively. As of May 31, 2000 the
Westcore Mid-Cap Opportunity Fund's aggregate holdings of securities of Lehman Brothers Holdings Inc. was $42,453. As of May 31, 2000, the Westcore Plus Bond Fund's aggregate holdings of securities of Donaldson, Lufkin & Jenrette Inc. and Bear Stearns Companies Inc. were $458,872 and $437,718, respectively. As or May 31, 2000 the Westcore Flexible Income Fund's aggregate holdings of securities of Bear Stearns Companies Inc. was $194,541.

         Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, ALPS or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). However, Denver Investment Advisors is authorized in allocating purchase and sale orders for portfolio securities to broker/dealers and other financial institutions (including institutions that are affiliated with the Adviser or principal underwriter) to take into account the sale of Fund shares if Denver Investment Advisors believes that the quality of the transaction and the amount of the commission are comparable to those of other qualified brokerage firms. In addition, the Westcore Colorado Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ALPS, the Adviser, or any affiliated person of any of them, is a member, except to the extent permitted by the SEC. In certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Investment decisions for each Fund are made independently from those for the other Funds and investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts also may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the available securities will be allocated between the Fund and the other purchaser in a manner which Denver Investment Advisors believes to be equitable to both. In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund. To the extent permitted by law, Denver Investment Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Moody's Investors Service, Inc ("Moody's") and Standard & Poor's Ratings Group ("S&P") Ratings

         The ratings of ratings agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Denver Investment Advisors will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on most debt securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Debt Securities

         The Westcore Plus Bond Fund and Westcore Flexible Income Fund invest at least 65% of their respective total assets in a broad range of debt securities during normal market conditions.


Tax-Exempt Obligations (Westcore Bond Funds)

         Tax-Exempt Obligations include "general obligation" securities, "revenue" securities, private activity bonds and "moral obligation" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term "Tax-Exempt Obligations" only if the interest paid thereon is exempt from regular federal income tax and, for the Westcore Colorado Tax-Exempt Fund, not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Certain of the Tax-Exempt Obligations held by the Westcore Colorado Tax-Exempt Fund may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of the issuer's default. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

         Although the Westcore Colorado Tax-Exempt Fund will invest most of its assets, under normal circumstances, in intermediate-term Tax-Exempt Obligations, the Fund may also invest 25% or more of its net assets in industrial development bonds, short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. To the extent that the Fund's assets are concentrated in these types of Tax-Exempt Obligations and the Fund is non-diversified, it will be more susceptible to economic, political and legal developments than a diversified Fund with similar objectives whose assets are not so concentrated.

         Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain of these obligations present the risk that a municipality may not appropriate funds for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they are not as liquid or marketable as other types of Tax-Exempt Obligations and are generally valued at par or less than par in the open market.

         There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations.

         In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

         Certain investments of the Funds are subject to the federal alternative minimum tax. These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund's policy to invest at least 80% of assets in Tax-Exempt Obligations.

Stand-By Commitments (Westcore Colorado Tax-Exempt Fund)

         The Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Tax-Exempt Obligations at a specified price. The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

         The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with the Fund's normal method of valuation. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

Special Considerations Regarding Investments in Colorado
Obligations (Colorado Tax-Exempt Fund)

         The concentration of the Colorado Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the State of Colorado (the "State") which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions or (ii) the State. The sources of such information include the official publications of the State, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts which would render such information inaccurate.

Economic Factors. Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Colorado Economic Perspective, State Revenue and Economic Projections through FY 2004-05, dated June 20, 2000 (the "2000 Economic Report"), nearly 54% of non-agricultural employment in Colorado in 1999 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the next largest employment sectors in the State, representing approximately 15% and 9.5%, respectively, of non-agricultural employment in the State in 1999. The Office of State Planning and Budgeting expects similar concentrations for calendar years 2000 and 2001.

         According to the 2000 Economic Report, the Colorado unemployment rate was 2.9% in 1999. Total retail sales increased by 7.7% during calendar year 1999. Colorado continued to surpass the non-agricultural employment growth rate of the U.S., with a 4.0% rate of growth for Colorado in 1999, as compared with 2.3% for the nation as a whole, but forecasts call for a gradual slowing. Employment growth is expected to grow 3.6% and then slowly decrease to 3.0% rate by year 2004.

         Personal income rose 7.9% in Colorado during 1999, as compared with an increase of 5.9% for the nation as a whole.

Restrictions of Appropriation and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal years 1991, 1992, and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is 4% of total appropriations from the General Fund. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve was set at 1% for 1993 and 2% for 1994 and is set at 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

         According to the 2000 Economic Report, the fiscal year 2000 ending General Fund reserve will be $694.0 million, which is $493.7 million over the statutory four percent reserve requirement. The 1999 fiscal year ending General Fund balance was $685.7 million, or $497.6 million over the statutory four percent reserve requirement. Based on the 2000 Economic Report estimates, the fiscal year 2001 ending General Fund reserve is forecast to be approximately $536.8 million, or $324.5 million over the statutory reserve requirement.

         On November 3, 1992, voters in Colorado approved a constitutional amendment (the "TABOR") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. TABOR applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of TABOR.

         The provisions of TABOR are unclear and have required judicial interpretation. Among other provisions, TABOR requires voter approval prior to tax increases, the imposition of a new tax, creation of debt, or mill levy or valuation for assessment ratio increases or a change of tax policy resulting in a net revenue gain. TABOR also limits increases in government spending and property tax revenues to specified percentages. TABOR requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in TABOR. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to TABOR, local government spending is to be limited by the same formula as the limitation for property tax revenues. TABOR limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits were fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for each subsequent fiscal year are the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. TABOR also prohibits new or increased real property transfer taxes, new State real property taxes and local District income taxes.

         Litigation concerning several issues relating to TABOR has been brought in the Colorado courts. The litigation deals with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease-purchase agreement subject to annual appropriation is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of TABOR. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on voter approved general obligation bonds issued after the effective date of TABOR; in June, 1995 the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to TABOR provided that such bonds or bonds issued to refund such bonds were voter approved. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Recently the Colorado Supreme Court ruled that notes to be issued by the State the repayment of which was subject to legislative appropriation must be approved by the voters under TABOR. The Court distinguished these notes from lease-purchase agreements. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of TABOR; however, the Court did not address the issue of how valid enterprises may be created. Many Colorado local governments interpret this decision to mean that a government with taxing power cannot be an enterprise but that a business activity (such as a utility) owned by such a government can be an enterprise. Additional litigation in the "enterprise" arena may be filed in the future to clarify these issues. The Colorado Supreme Court also has decided that voters can authorize a government to keep and spend all revenues received in excess of the spending limits. Other aspects of the spending limit are being litigated in district court actions.

         According to the 2000 Economic Report, for fiscal year 1999, general fund revenues (adjusted for cash funds that are exempt from TABOR) were $5,749.6 million and program revenues (cash funds) were $2,176.4 million, for revenues totaling $7,923.0 million. During year 1997, inflation and population grew at rates of 3.3% and 2.0%, respectively, for a combined total limit of 5.3%. Accordingly, under TABOR, State expenditures during the 1999 fiscal year could not exceed $7,243.4 million and the actual 1999 fiscal year general fund and program revenues of $7,923.0 million were over the limit. In November 1998, Colorado voters defeated a proposition to permit the State to keep and spend a portion of the surplus, and the excess of $679.6 million is required to be refunded to Colorado taxpayers. The estimated limitation for fiscal year 2000 is 4.4% over the revenue limit for the 2000 fiscal year; accordingly, 2000 fiscal year revenues cannot exceed an estimated $7,564.5 million. Fiscal year 2001 revenues are estimated to be $905.5 million over the projected limitation which means that there will likely be additional refunds unless voters allow some or all of those revenues to be retained.

         Because of the significant anticipated surpluses, many permanent tax reductions were passed by the General Assembly in 1999 and 2000 and signed into law by the Governor. In total, taxes were reduced by an estimated $530 million in fiscal year 2001, the first full year of the majority of the tax cuts. When combined with temporary tax relief bills, an estimated $900 million will be returned to Colorado taxpayers in the 2001 and 2002 fiscal years. The largest tax cut was a reduction in the income and sales tax rates. The income tax rate is now 4.63%, compared to 5.0% in 1998. Effective January 1, 2001, the sales tax rate will be lowered to 2.9% from the current 3.0%.

         There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

Colorado State Finances. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. According to State of Colorado Audited Finance Reports, under generally accepted accounting principles, the State had unrestricted General Fund ending balances at June 20 of approximately $408.0 million for fiscal year 1995, $368.5 million for fiscal year 1996, $514.1 million for fiscal year 1997, and $901.0 million for fiscal year 1998. The ending balances starting with fiscal year 1997 are required give effect to HB 98-1414, which specifies that the refunds required by TABOR are to be booked in the year of the refund rather than in the year incurred.

         For fiscal year 1999, the following tax categories generated the following percentages of the State's $5,794.0 million total revenues (accrual basis): individual income taxes represented 57.4% of gross fiscal year 1999 receipts; sales, use, and other excise taxes represented 31% of gross fiscal year 1999 receipts; and corporate income taxes represented 4.8% of gross fiscal year 1999 receipts. For fiscal year 2000, General Fund revenues of approximately $6,168.8 million and appropriations of approximately $5,975.4 million are projected. The percentages of General Fund revenue generated by type of tax for fiscal year 2000 and 2001 are not expected to be significantly different from fiscal year 1999 percentages.

Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise. At the November 2, 1999 election, Colorado voters approved the State's issuance of $1,700,000,000 of revenue anticipation notes, the proceeds of which will be used for highway purposes. To date, the State has issued $524,360,000 of the notes.

         Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Colorado obligations in the Fund), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

Pending Constitutional Amendments.

         On November 7, 2000, Colorado voters will vote on a number of proposed amendments to the Colorado Constitution. Two of these amendments, if adopted, may have a significant effect upon State and local government finance in Colorado and upon the State's overall economy and are described below. Both of these amendments are citizens' initiatives that will appear on the ballot as a result of the petition process.

         Both amendments are vague in several respects and will be subject to administrative, legislative and judicial interpretation. Such interpretations may ultimately differ from the following descriptions of the amendments' estimated effect.

         Tax Cut Initiative. The first initiative ("Amendment 21") would amend the constitution by implementing tax cuts for a variety of State and local government taxes. The following is the text of Amendment 21:

         A $25 tax cut, increased $25 yearly (to $50, $75yy), shall lower each tax in each tax bill for each 2001 and later district: utility customer and occupation tax and franchise charge; vehicle sales, use, and ownership tax; yearly income tax; property tax; income and property tax equal to yearly revenue from sales and use taxes on food and drink other than tobacco and alcohol; and income tax equal to yearly revenue from estate taxes. (8)(d) tax cuts and state replacement of local revenue shall not lower state or local excess revenue, the state may limit local acts increasing replacement costs, joint income tax returns equal two tax bills, and attorney fees and costs to enforce (8)(d) shall always be paid to successful plaintiffs only.

         Amendment 21 apparently would cut the following taxes for the State and each local government which levies such taxes in 2001 (unless otherwise noted):
(a) utility customer tax, occupation tax and franchise charge; (b) vehicle sales, use and ownership taxes; (c) the State income tax (first affects the 2002 returns); and (d) property tax (first affects the 2002 bills). The tax cut in the first year will be $25 for each tax in each tax bill. With respect to the property tax bill, the proponents of Amendment 21 assert that each taxing district levying a property tax will experience a $25 tax cut in 2002 for each property tax bill. In addition, to the $25 tax cut for each property tax, the 2002 property tax bill for a government which has a sales tax will be reduced up to another $25 or such lesser amount equal to the government's sales tax revenue from food and drink (other than tobacco and alcohol) divided by the number of property tax bills. The State 2002 income tax liability for each income tax return will be reduced up to another (a) $25 or such lesser amount equal to the State's revenue from the estate tax divided by the number of income tax returns and (b) $25 or such lesser amount equal to the State's sales tax revenue from food and drink (other than tobacco and alcohol) divided by the number of income tax returns. Each tax cut increases each successive year by another $25. For example, each tax cut will be $50 in the second year, $75 in the third year, etc. There is no end to each tax cut under Amendment 21 so the amount will continue to grow by $25 each year.

         The language of Amendment 21 does not appear to require the State to replace revenues that local governments will lose as a result of Amendment's 21 tax cuts, although its proponents claim that it does. Accordingly, it should not be assumed that lost revenue will be replaced from any source. In addition, it is clear that if the State chooses to replace lost local revenues, such replacement revenue must come within the State's TABOR spending limit. Any revenue which may be provided by the State to a local government must also fit within the local government's TABOR spending limit.

         The precise impacts of Amendment 21 on various governments are unknown. The State has estimated its total revenue loss to be $663.7 million for the period from January 1, 2001 to June 30, 2003. It is possible that units of government might attempt to mitigate the impacts of Amendment 21 in the future by seeking voter approval for one or more tax increases. Amendment 21 authorizes the State to limit local acts increasing replacement costs. If the State does enact legislation prohibiting or limiting local tax increases, then the ability of such governmental units to mitigate the impacts of Amendment 21 will be adversely affected.

         The passage of Amendment 21 could adversely affect the overall financial health of some governments. If this occurs, it is impossible to predict what may occur with respect to bond ratings or the market price of bonds. With respect to annual appropriation leases, the risk of non-appropriation may increase if governmental revenues decrease as a result of the passage of Amendment 21.

         Growth Limitation Initiative. The second initiative ("Amendment 24") would impose a wide range of new restrictions upon real estate development in Colorado. Amendment 24 generally applies to counties with a population over 10,000 (and the municipalities in such counties), and would limit new development to land in the following three categories: (a) land within "committed areas," where development has already occurred or is currently being processed, (b) land within areas marked on "growth area maps" prepared by each local government and approved by the local electorate, and (c) land within specifically excluded areas.

         Committed Areas. Growth in committed areas would be allowed to occur without any voter approval. A "committed area" is defined to be land: (a) contained within a recorded subdivision where at least 50% of the lots in such subdivision have had (i) permanent structures built on them, or (ii) central water and sewer services extended to them; (b) covered by a valid development application which includes the service of central water and sewer to the land and which was submitted to the local government by September 13, 2000; or (c) identified by the local government as an area for development which currently abuts land described in (a) above. "Valid development application" is defined to mean an application that substantively meets all of the rules for submission applicable to a proposal and that has been accepted as timely and complete by the local government regulating the use of the land.

         Growth Area Maps. New growth is designed to be regulated by the creation of voter-approved growth area maps. The growth area map must include a map and text describing the area, the general locations of land use and a range of development densities. Land may be included within a growth area map only if central water and sewer and roads can be extended to the area within 10 years following approval of the map. The preparation of growth area maps is the responsibility of the relevant county or municipality. Once prepared, a growth area map is not effective, and does not allow development, until it is first approved by the voters in the county or municipality which proposed the map.

         Exceptions. Amendment 24 would also allow certain development-related actions to occur in certain areas which are excepted from the terms of the amendment, such as (a) the development or subdivision of land consistent with a valid development application which had been filed as of September 13, 2000; (b) the creation of lots for family members of farmers and ranchers; (c) the division of land that is not subject to State subdivision requirements (which generally allow divisions of land into parcels at least 35 acres in size without local government approval); (d) certain publicly owned facilities; (e) non-residential development of less than 10,000 square feet to permit retail or service use where no other retail or service uses are located within 1 mile; and
(f) commercial or industrial development that provides goods or services to support nearby agricultural operations where no similar facilities are located within 1 mile.

     If adopted, Amendment 24 could significantly limit economic growth in Colorado by raising the costs of housing and commercial space. New real estate development is likely to decrease if Amendment 24 is adopted. The full extent of the effect of Amendment 24 upon the State's economy, however, cannot be predicted at this time.

U.S. Government Obligations (All Westcore Funds)

         Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association ("Fannie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Freddie Mac, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Money Market Instruments (All Westcore Funds)

         Each Fund may invest from time to time in "money market instruments" such as bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% and 25%, respectively, of each Fund's total assets at the time of purchase.

         Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by a Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the highest rating category by one or more Rating Agencies at the time of purchase and unrated paper determined by the Adviser at the time of purchase to be of comparable quality.

         Each Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Funds intend to invest only in funding agreements which have a put feature which may be exercised on seven days' notice.

         For the Westcore Colorado Tax-Exempt Fund, investments in money market instruments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to federal income tax, will not exceed 20% of the total assets of the Fund except when made for temporary defensive purposes. The Westcore Colorado Tax-Exempt Fund may also hold uninvested cash reserves which do not earn income pending investment or during temporary defensive periods, such as when, in the opinion of its Adviser, suitable tax-exempt obligations are unavailable. In such circumstances, there is no percentage limitation on the amount of assets which may be held uninvested by the Westcore Colorado Tax-Exempt Fund.

Variable and Floating Rate Instruments (Westcore Bond Funds)

         These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer's financial ability to meet payment on demand.

         Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets. See "Restricted Securities."

Repurchase Agreements (All Westcore Funds)

         In a repurchase agreement, a Fund agrees to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

         A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Investment Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at 101% of the repurchase price.

         Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, each Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If in the future a Fund were to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% of the value of the Fund's net assets.

         The repurchase price under repurchase agreements entered into by a Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements (All Westcore Funds)

         Each Fund may borrow for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price.

         When a Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

         Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities a Fund sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities.

         As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

Lower-Rated Securities (All Westcore Funds other than the Colorado Tax-Exempt
Fund)

         Investments in issuers of securities rated below investment grade (commonly known as "junk bonds") are considered to be more speculative than securities rated investment grade and higher. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund's shares, may be particularly volatile. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer's creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

         In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

         The ratings of Rating Agencies evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in a Fund's portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Fund involved may continue to hold the security if the Adviser decides this is appropriate.

Securities Lending (All Westcore Funds other than the Colorado Tax-Exempt Fund)

         Each of these Funds may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

         When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, which invests solely in the instruments permitted for investment of cash collateral. Such investments are further described under the caption "Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments." Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time and will be called if a material event affecting the investment were to occur.

         Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

Restricted Securities (All Westcore Funds)

         No Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include repurchase agreements, securities loans and time deposits that are not terminable within seven days, certain municipal leases and certain securities that are not registered under the securities laws. Securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers under Rule 144A are subject to this limitation unless the Adviser under the supervision of the Board determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

         In addition, the purchase of such securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         The Adviser monitors the liquidity of restricted securities in each of the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Adviser will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Rights Offerings and Warrants to Purchase (All Westcore Funds)

         These Funds may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security's market price. This could occur when there is no movement in the level of the underlying security.

Asset-Backed Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

         These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Funds may also invest in other types of asset-backed securities that may be available in the future.

         The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

         Asset-backed securities are considered an industry for industry concentration purposes.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Mortgage-Related Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

         Mortgage Backed Securities Generally. Mortgage backed securities held by the Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association ("GNMA"), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRM's, its interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Funds' net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

         Each Fund may invest in multiple class pass-through securities, including CMOs and REMIC Certificates. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, which in general are junior and more volatile than regular interests. The Funds do not intend to purchase residual interests. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

         CMOs may involve additional risks other than those found in other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Fund based on the Fund's analysis of the market value of the security.

         As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Options (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

         Each Fund, other than the Westcore Colorado Tax-Exempt Fund, may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation which are traded over-the-counter or are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that a Fund may not write covered call options on an index.

         A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that a Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index. Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets. All options will be listed on a national securities' exchange and issued by the Options Clearing Corporation.

         A Fund may also invest in index futures contracts and options on index futures contracts for hedging purposes. A Fund may not purchase options or purchase or sell futures contracts or options on futures contracts unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

         In order to close out call or put option positions, the Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

         By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, a Fund would be in a worse position than it would have been had the options not been written.

         In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("National Securities Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a National Securities Exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a National Securities Exchange; the facilities of a National Securities Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more National Securities Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Securities Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that National Securities Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures and Related Options (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

         These Funds may invest to limited extent in futures contracts and options on futures contracts in order to reduce their exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index. Each Fund may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade.

         In accordance with regulations of the Commodity Futures Trading Commission, a Fund's commodities transactions must constitute bona fide hedging or other permissible transactions. In addition, a Fund may not engage in commodities transactions if the sum of the amount of initial margin deposits and premiums paid for related options, other than for bona fide hedging transactions, would exceed 5% of its assets (after certain adjustments). In connection with a position in a futures contract or related option, a Fund will create a segregated account of liquid high-grade assets or will otherwise cover its position in accordance with SEC requirements.

         Options trading and futures transactions are highly specialized activities and carry greater than ordinary investment risks. The primary risks associated with the use of futures contracts are: (1) options and futures may fail as hedging techniques when the price movements of the securities underlying them do not follow the price movements of the portfolio securities subject to the hedge; (2) a Fund will likely be unable to control losses by closing its position in these investments where a liquid secondary market does not exist;
(3) losses from investing in futures transactions because of unanticipated market movements are potentially unlimited; and (4) gains and losses on investments in options and futures depend on the Adviser's ability to correctly predict the direction of securities prices, interest rates and other economic factors.

         For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

Foreign Securities (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

         Each Fund may invest in foreign securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Moreover, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

         Investments in foreign securities may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the MIDCO Growth, Growth and Income, Blue Chip, Mid-Cap Opportunity, Small-Cap Growth, Select, Small-Cap Opportunity and Micro-Cap Funds' assets may be invested in securities issued by foreign companies, either directly (if the company is listed on a U.S. exchange) or indirectly through ADRs.

         Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

         Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

         Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Exchange Transactions (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

         These Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

         Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

When-Issued Purchases and Forward Commitments (All Westcore Funds)

         Each Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. These transactions permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. Because a Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes.

         When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments (All Westcore Funds)

         Securities issued by other investment companies may be acquired by the Funds within the limits prescribed by the 1940 Act. The Funds also may invest in privately-placed interests in a trust or other entity, which may be affiliated, which invests solely in high quality, short-term, U.S. dollar denominated money market instruments of U.S. and foreign issuers. The Westcore Colorado Tax-Exempt Fund may only invest in investment companies which invest in high-quality, short-term taxable instruments or tax-exempt instruments and which determine their net asset value per share on the amortized cost or penny-rounding method. When a Fund invests in another investment company or in another type of entity as described above, it pays its pro rata portion of the advisory and other expenses of that company as a shareholder of that company. These expenses would be in addition to the Fund's own expenses.

Derivative Instruments (All Westcore Funds)

         Each Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities and various floating rate instruments, including inverse floaters).

         Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more rapidly than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based or may be difficult to determine because of a lack of reliable objective information and an established secondary market; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Many of these instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how they will perform under different economic and interest rate scenarios.

Temporary Defensive Position

         The Westcore Equity and Bond Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions as follows:

         The Westcore Equity Funds may invest in short-term instruments such as U.S. government obligations, money market instruments, repurchase agreements and securities issued by other investment companies (within the limits prescribed by the 1940 Act) and dollar denominated debt obligations of foreign issuers including foreign corporations and governments and Tax-Exempt Obligations. In addition, each Fund may borrow money from banks and may enter into reverse repurchase agreements for temporary purposes on a limited basis. Each Fund may hold uninvested cash reserves (which would not earn income) pending investment, to meet anticipated redemption requests or during temporary defensive periods.

         The Westcore Bond Funds may invest without limitation in various short-term investments. The Funds also may borrow money from banks and may enter into reverse repurchase agreements for temporary purposes on a limited basis.

         The Westcore Colorado Tax-Exempt Fund may invest in short-term taxable money market instruments, securities issued by other investment companies that invest in taxable or tax-exempt money market instruments and U.S. government obligations.

Equity and Equity-Related Securities in Plus Bond and Flexible Income Funds

         The Westcore Flexible Income and Plus Bond Funds may invest in obligations convertible into common stock and may acquire common stocks, warrants or other rights to buy shares.

Real Estate Investment Trusts (REITs) (All Westcore Funds other than Westcore Colorado Tax-Exempt Fund

         The Funds other than the Westcore Colorado Tax-Exempt Fund may invest in REITs directly and/or in debt securities issued by REITs, as further described in the Prospectuses.


Median Capitalizations (Small-Cap Opportunity Fund, Small-Cap Growth Fund, Mid-Cap Opportunity Fund and MIDCO Growth Fund)

         As of June 30, 2000, the median capitalization of the companies in which the Small-Cap Opportunity Fund was invested was approximately $965 million and the median capitalization of the companies in which the Small-Cap Growth Fund was invested was approximately $992 million. As of June 30, 2000, the median capitalization of the companies in which the Westcore Mid-Cap Opportunity Fund was invested was approximately $4 billion and the median capitalization of the companies in which the Westcore MIDCO Growth Fund was invested was approximately $8 billion.


Investment Limitations

         A Fund may not change the following investment limitations without the approval of a majority of the holders of the Fund's outstanding shares (as defined under "Miscellaneous" below).

         No Fund may:

         1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Purchase securities of companies for the purpose of exercising control.

         3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         4. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts. (This exception does not apply to the Westcore Colorado Tax-Exempt Fund.)

         6. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or the Prospectus are not deemed to be pledged for purposes of this limitation.


         None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax Exempt Fund, Select Fund, International Select Fund, International Small-Cap Value Fund and Micro-Cap Fund) may:

         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.



         The Colorado Tax Exempt Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     None of the Westcore Equity or Westcore Bond Funds may:

         1. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

         2. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund's transactions in futures contracts and related options, and
(b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         3. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

         4. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


                  For purposes of limitation No. 1 above, "total assets" includes the value of the collateral for the securities loans. For the purposes of limitation No. 4 above as it relates to fixed income securities, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles, and for the purposes of such limitation as it relates to equity securities, the Trust currently intends to use the classification titles contained within the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission, published by the SEC.

         The Westcore Colorado Tax-Exempt Fund may not:

         1. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

         2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

         3. Purchase any securities, except securities issued (as defined in the preceding investment limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         5. Purchase or sell commodity contracts (including futures contracts) or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

         If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund's portfolio securities generally will not constitute a violation.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is calculated as set forth in the Prospectuses and is calculated separately from the net asset value of the other Funds. For purposes of such calculation, "assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Each Fund is charged with the direct liabilities and expenses of that Fund and with a share of the general liabilities and expenses of the Trust. Allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be made in accordance with generally accepted accounting principles. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

         Securities that are traded on a recognized stock exchange are valued at the last sale price occurring prior to the close of regular trading on the New York Stock Exchange (currently 4:00 Eastern Time). Securities for which there were no transactions are valued at the mean of the bid and asked prices.

         Securities that are traded on the NASDAQ National Market and the over-the-counter market, where last sales prices are available are valued at the last sales price. If no last sale price is available, then the securities are valued at the mean of the bid and asked prices.

         Foreign securities that are traded on a foreign stock exchange are valued at the official closing price on the principal exchange. Instances where the official closing price is not available, the foreign securities are valued at the last sale price occurring prior to the valuation time determined by a portfolio pricing service approved by the Board of Trustees to value such types of securities.

         London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor.

         Long-term instruments, including corporate, government and mortgage-backed securities, having a remaining maturity of greater than 60 days are valued at the evaluated mean between the bid and ask prices as determined on the valuation date by a portfolio pricing service approved by the Board of Trustees to value such types of securities.

         Municipal securities are valued at the evaluated bid price as determined on the valuation date by a portfolio pricing service approved by the Board of Trustees to value such types of securities.

         Restricted securities, securities for which market quotations are not readily available from the portfolio pricing service, and other assets are valued at fair value by the Co-Administrators under the supervision of the Board of Trustees. In computing net asset value, the Co-Administrators will "mark to market" the current value of a Fund's open futures contracts and options. Securities which have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in the Funds are sold on a continuous basis by ALPS.

         Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.

         The Westcore Micro-Cap and International Small-Cap Value Funds are not currently being offered for sale by the Company.

         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

         Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's Prospectus from time to time.

         The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

         A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

Retirement Plans - All Westcore Funds

         Individual Retirement Accounts. The Trust has available a plan (the "Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

         The Trust also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will subject the earnings to federal income tax and will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

         The Trust permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional

IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employees' compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

                              DESCRIPTION OF SHARES

         The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-four classes of shares, each class representing interests in a separate investment portfolio. The Trustees may similarly classify or reclassify any particular class of shares into one or more series. Currently, there are fourteen classes of shares authorized.

         Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund's assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus of a particular Fund, a Fund's shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

         Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

         There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders meeting for the election of trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board of Trustees is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee or trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold. Except as set forth above, the Trustees shall continue to hold office and may appoint successor trustees.

         The Amended and Restated Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

         The trustees' decision to liquidate a portfolio may result from various factors which lead the trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund's ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         For the Colorado Tax-Exempt Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

         An investment in the Colorado Tax-Exempt Fund is not intended to constitute a balanced investment program. Shares of the Colorado Tax-Exempt Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Colorado Tax-Exempt Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial use" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

     The Funds will be required in certain cases to withhold and remit to the United States treasury 31% of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

                             MANAGEMENT OF THE FUNDS

Trustees and Officers

     The names of the trustees and officers of the Trust, their ages, addresses, principal occupations during the past five years and other affiliations are set forth below:

                                                                 Principal Occupations
                                         Position with           During Past 5 Years and
Name, Age and Address                    the Trust               Other Affiliations
---------------------                    -------------           -----------------------
JACK D. HENDERSON, 73(1)                 Chairman, Trustee       Attorney, Jack D. Henderson, Self-Employed
1600 Broadway                                                    Attorney-at-Law since 1995; prior thereto partner of
Suite 1410                                                       the law firm of Clanahan, Tanner, Downing & Knowlton,
Denver, Colorado 80202                                           P.C., Denver, Colorado from April 1989 through
                                                                 October 1995; Trustee of Pacifica Funds Trust through
                                                                 August 1996; prior thereto self-employed Pacific
                                                                 America Fund attorney since 1952.

McNEIL S. FISKE, 67                      Trustee                 Chairman of the Board, MacCourt Products (plastics
P.O. Box 6154                                                    manufacturer); Director, Scientific Software
Littleton, Colorado 80121                                        Corporation through December 31, 1994.

                                                                 Principal Occupations
                                         Position with           During Past 5 Years and
Name, Age and Address                    the Trust               Other Affiliations
---------------------                    -------------           -----------------------
JAMES B. O'BOYLE, 72                     Trustee                 Business Consultant.
6115 West Mansfield
Avenue, #239
Denver, Colorado 80235

ROBERT L. STAMP, 68                      Trustee                 Prior to April 1995, Vice President of Finance,
6855 So. Depew Street                                            Treasurer and Assistant Secretary, The Gates
Littleton, Colorado 80123                                        Corporation (rubber company); Vice President, The
                                                                 Gates Rubber Company;  Trustee of Pacific American
                                                                 Fund through September 1994.

LYMAN E. SEELY, 82                       Trustee                 Director of OECO since May 1983; Director of McCall
14795 Northeast                                                  Oil and Chemical Co. since 1983; Director of Great
Lawnview Circle                                                  Western Chemical Co. since 1983.
Aurora, Oregon 97002

KENNETH V. PENLAND, 58                   President               Chairman and Chief Executive Officer, Denver
Denver Investment                                                Investment Advisors LLC (and its predecessor) since
  Advisors LLC                                                   March 1983; Chairman, Blue Chip Value Fund.
1225 17th Street-26th Fl.
Denver, Colorado  80202

JASPER R. FRONTZ, 31                     Treasurer               Treasurer, Blue Chip Value Fund, Inc. since November
Denver Investment                                                1997; Director of Mutual Fund Administration, Denver
  Advisors LLC                                                   Investment Advisors LLC since June 1997; Fund
1225 17th Street-26th Fl.                                        Controller, ALPS Mutual Funds Services, Inc. from
Denver, Colorado 80202                                           September 1995 through June 1997; Senior Accountant,
                                                                 Deloitte & Touche LLP from September 1991 through
                                                                 August 1995.

LISA A. BRUCKERT, 27                     Assistant               Fund Controller, ALPS Mutual Fund Services, Inc.
ALPS Mutual Funds                        Treasurer               since December 1998; Secretary, Stonebridge Funds
  Services, Inc.                                                 Trust, since February, 1999; Senior Associate,
370 17th Street                                                  PricewaterhouseCoopers LLP from October 1994 to
Suite 3100                                                       November 1998.
Denver, Colorado  80202

                                                                 Principal Occupations
                                         Position with           During Past 5 Years and
Name, Age and Address                    the Trust               Other Affiliations
---------------------                    -------------           -----------------------
W. BRUCE McCONNEL, III, 57               Secretary               Partner of the law firm of Drinker Biddle & Reath
Drinker Biddle & Reath LLP                                       LLP, Philadelphia, Pennsylvania.
One Logan Square
18th & Cherry Streets
Philadelphia, Pennsylvania
19103-6996

--------------

(1) Mr. Henderson is considered to be an "interested person" of the Trust as defined in the 1940 Act.

                                 --------------

         The trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

         Each trustee receives an annual fee of $12,000 plus $500 for each Board and Board Committee meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity. The following chart provides certain information about the trustee fees paid by the Trust for the fiscal year ended May 31, 2000:

                                                 PENSION OR
                                                 RETIREMENT
                                AGGREGATE        BENEFITS            AGGREGATE
                                COMPENSATION     ACCRUED AS        COMPENSATION
NAME OF PERSON/                 FROM THE         PART OF FUND      FROM THE FUND
POSITION                        TRUST            EXPENSES             COMPLEX*
---------------                 ------------     ------------      -------------
JACK D. HENDERSON, Chairman     $   18,500       $        0         $   18,500

McNEIL S. FISKE, Trustee        $   14,500**     $        0         $   14,500

JAMES B. O'BOYLE, Trustee       $   14,500       $        0         $   14,500

ROBERT L. STAMP, Trustee        $   14,500**     $        0         $   14,500

LYMAN E. SEELY, Trustee         $   13,500       $        0         $   13,500


* Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fourteen Westcore Funds in the Fund Complex.

** All of this amount has been deferred at the election of Messrs. Fiske and Stamp. The total amount of deferred compensation (including interest) accrued for Mr. Fiske and Mr. Stamp during the fiscal year ended May 31, 2000 is $45,784 and $20,523, respectively.


         Each trustee is entitled to participate in the Trust's Deferred Compensation Plan (the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of Trust shares and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will not obligate the Trust to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trust may invest in underlying securities without shareholder approval.

         Denver Investment Advisors, of which Mr. Penland, President of the Trust, is a member, and Mr. Frontz, Treasurer of the Trust, is Director of Mutual Fund Administration, receives compensation as Adviser and co-administrator. ALPS Mutual Funds Services, Inc., of which Ms. Bruckert is an employee, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and serves as distributor to the Trust.

         Drinker Biddle & Reath LLP, of which Mr. McConnel, Secretary of the Trust, is a partner, receives legal fees as counsel to the Trust. The trustees and officers of the Trust, as a group, owned 2.26% of the outstanding shares of the Westcore MIDCO Growth Fund, 3.23% of the outstanding shares of the Westcore Growth and Income Fund, 19.81% of the outstanding shares of the Westcore Mid-Cap Opportunity Fund, 1.95% of the outstanding shares of the Westcore Small-Cap Opportunity Fund, 1.34% of the outstanding shares of the Westcore Small-Cap Growth Fund and 6.27% of the outstanding shares of the Westcore Colorado Tax-Exempt Fund as of August 31, 2000. The trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Westcore Blue Chip Fund, Westcore International Frontier Fund, Westcore Select Fund, Westcore Flexible Income Fund and Westcore Plus Bond Fund as of August 31, 2000.

Shareholder and Trustee Liability

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the

Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Amended and Restated Declaration of Trust further provides that all persons having any claim against the trustees or the Trust shall look solely to the Trust property for payment; that no trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been trustee, and that the trustees will indemnify representatives and employees of the Trust to the same extent that trustees are entitled to indemnification.




Investment Adviser

         Denver Investment Advisors serves as investment adviser to the Funds pursuant to an Advisory Agreement. In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

         As indicated in the Prospectuses, Denver Investment Advisors permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with Denver Investment Advisors' policy regarding personal investing by principals, officers and employees of Denver Investment Advisors. The Denver Investment Advisors' policy requires all principals, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects principals, officers and employees of Denver Investment Advisors to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Denver Investment Advisors' policy. The provisions of the policy are administered by and subject to exceptions authorized by Denver Investment Advisors.

         The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years of each Fund:

                                   Year Ended                   Year Ended                    Year Ended
                                  May 31, 2000                 May 28, 1999                  May 29, 1998
                           -------------------------     -------------------------     -------------------------
                            Advisory       Waiver of      Advisory      Waiver of       Advisory       Waiver of
Fund Name                     Fees           Fees           Fees           Fees           Fees           Fees
---------                  ----------     ----------     ----------     ----------     ----------     ----------
Westcore MIDCO
Growth Fund                $1,598,612     $  160,709     $2,591,504     $  196,466     $4,107,999     $        0
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Blue
Chip Fund                     322,479         72,951        383,666         63,138        378,391         48,681
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Growth
and Income Fund                16,963         77,365         12,126         74,637         21,739         87,613
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Small-Cap
Opportunity Fund              455,537        250,104        585,241        269,418        311,243        162,526
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore
Mid-Cap
Opportunity Fund                    0         19,720              0         12,726            N/A            N/A
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Small-
Cap Growth Fund               114,221         76,234            N/A            N/A            N/A            N/A
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Select Fund           79,842         42,655            N/A            N/A            N/A            N/A
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore International
Frontier Fund                  71,432         61,705            N/A            N/A            N/A            N/A
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Flexible
Income Fund                    37,326         63,559         44,194         50,699         33,851         45,959
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Plus
Bond Fund                      81,131         88,407        140,793         63,751        178,738         60,690
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Colorado
Tax-Exempt Fund                12,459        190,479              0        194,101              0        129,855
--------------------       ----------     ----------     ----------     ----------     ----------     ----------

         For the fiscal year ended May 31, 2000, the Investment Adviser reimbursed additional expenses for the Westcore Mid-Cap Opportunity Fund in the amount of $31,871.

         Denver Investment Advisors also performs investment advisory services for the Blue Chip Value Fund, Inc., a closed-end investment company portfolio. Investment decisions for each account managed by Denver Investment Advisors, including the Funds, are made independently from those for any other account that is or may in the future become managed by Denver Investment Advisors or its affiliates. If, however, a number of accounts managed by Denver Investment Advisors are contemporaneously engaged in the purchase or sale of the same security, the available securities or investments may be allocated in a manner believed by Denver Investment Advisors to be equitable to each account. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

         Each account managed by Denver Investment Advisors has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

         The current Advisory Agreement for the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund became effective on October 1, 1995, and the current Advisory Agreement for the Westcore Mid-Cap Opportunity Fund became effective on October 1, 1998. The current Advisory Agreements for the Small-Cap Growth and Select Funds became effective on October 1, 1999. The current Advisory Agreement for the International Frontier Fund became effective on December 15, 1999. The current Advisory Agreement for the International Select Fund became effective on October 1, 2000. The Advisory Agreement for the Micro-Cap and International Small-Cap Value Funds will become effective upon commencement of the Funds' operations. Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the trustees of the Funds. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Denver Investment Advisors on 60 days' written notice; ii) terminates automatically in the event of its assignment; and
iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

         Denver Investment Advisors, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

         ALPS (the "Distributor"), with principal offices at 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202, acts as the distributor of the Funds' shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ALPS as agent of the Funds, and ALPS has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. As Distributor, ALPS pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. ALPS is not entitled to any compensation for its services as Distributor. For the fiscal years ended May 31, 2000, May 28, 1999 and May 29, 1998, ALPS received $0, $0, and $0, respectively, in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Administrators, Bookkeeping and Pricing Agent

         Pursuant to an Administrative Agreement, ALPS and Denver Investment Advisors serve as co-administrators to the Funds (the "Administrators"), and have agreed to pay all expenses they incur in connection with their administrative activities. As Administrators, they have agreed to: assist in maintaining the Funds' office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor each Fund's expense accruals; monitor compliance with each Fund's investment policies and limitations; and generally assist in each Fund's operations. Under the Administrative Agreement, the Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, in connection with the performance of the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrators in the performance of their duties and obligations under the agreement. The Administrators are entitled to receive a fee from each Fund for administrative services, computed daily and payable monthly, at the aggregate annual rate of .30% of each Fund's average daily net assets with respect to the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Select Fund, Westcore Micro-Cap Fund, Westcore International Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund. The Administrators have contractually agreed to waive fees as set forth in the prospectus and may voluntarily waive all or any portion of their administration fees from time to time. Prior to the current Administration Agreement, which became effective on October 1, 1995, ALPS served as sole Administrator to the Funds.

         In addition to the services it provides as co-administrator, ALPS has agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Agreement.

         The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

         The following table summarizes the administration fees paid by the Funds and any administration fee waivers for the last three fiscal years:

                                     Year Ended                    Year Ended                  Year Ended
                                    May 31, 2000                  May 28, 1999                May 29, 1998
                            --------------------------    --------------------------   ---------------------------
                            Administration   Waiver of    Administration  Waiver of    Administration   Waiver of
Fund Name                       Fees           Fees           Fees           Fees           Fees           Fees
---------                   --------------  ----------    --------------  ----------   --------------   ----------
Westcore MIDCO
Growth Fund                  $  799,865     $   12,129     $1,271,967     $   14,788     $1,896,000     $        0
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Blue
Chip Fund                       177,019          5,487        201,532          4,685        193,253          3,857
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Growth
and Income Fund                  37,718          5,818         34,523          5,522         43,501          6,969
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Small-Cap
Opportunity Fund                198,236         13,456        242,098         14,300        132,961          9,175
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Mid-Cap
Opportunity Fund                      0          7,888              0          5,089            N/A            N/A
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Small-Cap
Growth Fund                      53,029          4,107            N/A            N/A            N/A            N/A
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Select Fund             53,376          3,161            N/A            N/A            N/A            N/A
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore International
Frontier Fund                    30,262          3,022            N/A            N/A            N/A            N/A
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Flexible Income         61,083          6,174         58,403          4,859         48,481          4,725
Fund
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Plus Bond Fund         104,409          8,616        130,268          6,095        153,392          6,227
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Colorado
Tax-Exempt Fund                 104,520         17,243         92,805         23,655         33,180         44,733
--------------------         ----------     ----------     ----------     ----------     ----------     ----------


         In addition to the services it provides as distributor, co-administrator and bookkeeping and pricing agent, ALPS has agreed, pursuant to a separate Telephone and Service Agreement for each of the Funds to receive and accept orders for the purchase, redemption and transfer of shares and deliver the appropriate documentation thereof to the transfer agent. Under the Telephone and Service Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds except for a loss resulting from misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Trust will pay ALPS a monthly fee at the annual rate of $15,000 per year during the term of the agreement. In addition, the Trust will pay ALPS a monthly fee at the annual rate of $2.00 for each shareholder account that is open during the immediately preceding month. The Trust will also pay ALPS a fee of $2.50 for each telephone call received by ALPS from a shareholder or prospective shareholder in connection with services rendered by ALPS pursuant to the agreement. Finally, the Trust will reimburse ALPS for out of pocket expenses, including but not limited to postage, forms, telephone, microfilm and microfiche.

         ALPS was paid $15,000 in fees under the Telephone and Service Agreement for the fiscal year ended May 29, 1998, $82,674 for the fiscal year ended May 28, 1999 and $78,774 for the fiscal year ended May 31, 2000.


                          CUSTODIAN AND TRANSFER AGENT

         The Bank of New York (the "Custodian"), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the "Custody Agreement"). Under the Custody Agreement, the Custodian has agreed to hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. BNY Western Trust Company served as custodian to the Trust from December 1, 1997 until September 30, 1999. Prior to December 1, 1997, Wells Fargo Bank, N.A. served as custodian to the Trust.

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts, serves as Transfer Agent for each of the funds. As Transfer Agent, State Street has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and (e) maintain shareholder accounts. Under the Transfer Agency Agreement, State Street receives from the Trust a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

                                    EXPENSES

         Operating expenses borne by the Funds include taxes, interest, fees and expenses of its trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds' custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

                        AUDITORS AND FINANCIAL STATEMENTS

         Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as independent auditors for the Funds. The Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2000 has been filed with the SEC. The financial statements and notes thereto in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements and Independent Accountants Report thereon, in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

                                 CODES OF ETHICS

         Westcore and Denver Investment Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The codes of ethics are on public file with, and available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

         From time to time, the yields, tax-equivalent yields, effective yields and the total return of a Fund may be quoted in newsletters, advertisements and other publications which may include comparisons of a Fund's performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling ALPS at 1-800-392-CORE (2673).

         Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

         Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations - Westcore Bond Funds

         The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                      a-b      (6)
                          Yield = 2 [(----- + 1)  - 1]
                                      cd

     Where:   a =      dividends and interest earned during the period.

              b =      expenses accrued for the period (net of reimbursements).

              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

              d =      net asset value per share on the last day of the period.


         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         Based on the foregoing calculations, the yields of the Funds for the 30-day period ended May 31, 2000 were as follows:

                                                      30-Day Yield                      30-Day Yield
         Fund                                     (before fee waivers)              (after fee waivers)
         ----                                     --------------------              -------------------
Westcore Flexible Income Fund                             6.86%                             6.58%

Westcore Plus Bond Fund                                   7.33%                             7.07%

Westcore Colorado Tax-Exempt Fund                         4.82%                             4.25%


"Tax-Equivalent" Yield Calculations - Westcore Colorado Tax-Exempt Fund

         The Fund's "tax-equivalent" yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield. The Fund's tax-equivalent yield will always be higher than its yield. It is calculated by: (a) dividing the portion of the Fund's yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

         Based on the foregoing calculations, the yield and tax-equivalent yield of the Fund for the 30-day period ended May 31, 2000 (after fee waivers) were 4.82% and 7.32%, respectively, and before fee waivers were 4.25% and 6.46%, respectively.

         Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 34.19% (assuming a 31% federal tax rate and a 4.63% Colorado tax rate) for the Westcore Colorado Tax-Exempt Fund.

Total Return Calculations

         The average annual total return represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results. Each Fund computes its average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                  (1/n)
                               ERV
                         T = [(--------)  -1]
                                  P

     Where: ERV = ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

              P = hypothetical initial payment of $1,000.

              n = period covered by the computation, expressed in terms of years.


         The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                   ERV
                          T = [(---------- 1)]
                                    P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         Based on the foregoing calculations, the average annual total return (after fee waivers) for the year ended May 31, 2000, for the five year period ended May 31, 2000 and for the periods since commencement of the Funds' respective operations were as follows:

                                    Year             Five         Ten Years     Since Inception
                                    Ended         Years Ended       Ended             to
                                    May 31,         May 31,         May 31,         May 31,
        Fund                         2000            2000            2000            2000
        ----                        -------       -----------     ---------     ---------------
Westcore MIDCO Growth
Fund(1)                             35.63%           20.56%          18.22%          16.62%
--------------------------          ------           ------          ------          ------
Westcore Blue Chip Fund(2)           1.01%           17.89%          15.71%          14.28%
--------------------------          ------           ------          ------          ------
Westcore Growth and Income
Fund(2)(6)                          44.88%           23.11%          15.05%          15.09%
--------------------------          ------           ------          ------          ------
Westcore Small-Cap
Opportunity Fund(3)                  0.20%           10.88%             --            9.70%
--------------------------          ------           ------          ------          ------
Westcore Mid-Cap
Opportunity Fund(5)                 31.08%              --              --           26.88%
--------------------------          ------           ------          ------          ------
Westcore Small-Cap
Growth Fund (9)                        --               --              --          134.33%
--------------------------          ------           ------          ------          ------
Westcore Select Fund (9)               --               --              --           70.11%
--------------------------          ------           ------          ------          ------
Westcore International
Frontier Fund (10)                     --               --              --           16.12%
--------------------------          ------           ------          ------          ------
Westcore Flexible
Income Fund(2)(7)                    0.11%            5.97%           8.60%           8.84%
--------------------------          ------           ------          ------          ------
Westcore Plus Bond
Fund (2)(8)                          1.67%            5.12%           6.69%           6.94%
--------------------------          ------           ------          ------          ------
Westcore Colorado
Tax-Exempt Fund(4)                  (1.36)%           3.99%             --            5.41%
--------------------------          ------           ------          ------          ------

----------

(1)  Commenced Operations on August 1, 1986.

(2)  Commenced Operations on June 1, 1988.

(3)  Commenced Operations on December 28, 1993.

(4)  Commenced Operations on June 1, 1991.

(5)  Commenced Operations on October 1, 1998.

(6) The Westcore Growth and Income Fund was formerly known as the Equity Income Fund. The Fund's name was changed on January 1, 1996 to reflect a different objective and policies. Prior to January 1, 1996, the Fund's objective was to seek reasonable income through investments in income-producing securities. On January 1, 1996, the Fund's objective was revised to seek long-term total return through capital appreciation and current income through investments in equity securities. A new portfolio manager has managed the Fund since October 1995. Past performance is not intended to be indicative or representative of future performance.

(7) The Westcore Flexible Income Fund was formerly known as the Long-Term Bond Fund. The Fund's name was changed on October 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek long-term total rate of return by investing primarily in investment grade bonds. On October, 1, 2000, the Fund's objective was revised to seek long-term total rate of return, consistent with preservation of capital. Past performance is not intended to be indicative or representative of future performance.

(8) The Westcore Plus Bond Fund was formerly known as the Intermediate-Term Bond Fund. The Fund's name was changed on October, 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek current income with less volatility of principal than funds with longer maturities by investing primarily in investment grade bonds. On October 1, 2000, the Fund's objective was revised to seek long-term total rate of return consistent with preservation of capital, by investing primarily in investment grade bonds of varying maturities.

(9)  Commenced Operations on October 1, 1999

(10) Commenced Operations on December 15, 1999

         The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser's method of operation, internal work environment, procedure and philosophy. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions which may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

                                 MISCELLANEOUS

                  As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.


                  As of August 31, 2000, the following shareholders owned more than 5% or more of the outstanding shares of the Funds. In addition, any shareholder listed below owning more than 25% of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders:

WESTCORE MIDCO GROWTH FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
SEI Trust Company                            7.79%            939,841.7080           $20,075,018.88                  Record
C/O Colorado Business Bank                                                                                            Only
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks PA 19456

Wells Fargo Bank MN NA FBO                   7.47%            900,759.4650           $19,240,222.17                  Record
Westcore MIDCO Growth                                                                                                 Only
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis MN 55480-1533

US Bank National Association Cust;           7.41%            893,605.5960           $19,087,415.53                 Record &
Arapahoe County-Denver Invest                                                                                     Beneficial
Equity DTD 4/01/9
Trust Mutual Funds #90792802
P.O. Box 64010
St. Paul MN 55164-0010

Wendel & Co. A/C #808820                     7.32%            882,744.2020           $18,855,416.15                  Record
C/O The Bank of New York                                                                                              Only
P.O. Box 1066 Wall Street Station
New York NY 10268-1066

Rocky Mountain News Guild                    7.32%            882,744.2020           $18,855,416.15                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

WESTCORE GROWTH AND INCOME FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Christian Labor Assoc. PEN FD                16.81%           213,035.2150            $3,598,164.78                 Record &
TR DTD 9/23/67                                                                                                     Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar MN 56201-0738

Wells Fargo Bank MN NA FBO                   8.63%            109,342.4590            $1,846,794.13                  Record
Westcore Growth and Income Fund                                                                                       Only
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis MN 55480-1533

Wells Fargo Bank MN NA FBO                   7.51%             95,214.2320            $1,608,168.38                 Record &
ICA 401K Savings Plan                                                                                              Beneficial
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis MN 55480-1533

Cherry Trust & Co.                           6.85%             86,823.4580            $1,466,448.21                  Record
3033 E. 1st Ave.                                                                                                      Only
Denver Co. 80206-5617

Charles Schwab & Co. Inc.                    6.37%             80,715.0820            $1,363,277.73                  Record
Special Account For The Exclusive                                                                                     Only
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver Co. 80222

Comprecare Foundation                        6.28%              79,598.00             $1,344,411.81                Beneficial
333 W. Hampden Ave. Ste. 802                                                                                          Only
Englewood, Co. 80110

WESTCORE BLUE CHIP FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
SEI Trust Company                            25.75%           940,628.1940           $14,278,735.98               Record Only
C/O Colorado Business Bank
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks PA 19456

Wendel & Co. A/C #808820                     15.18%           554,657.3990            $8,419,699.32               Record Only
C/O The Bank of New York
P.O. Box 1066 Wall Street Station
New York NY 10268-1066

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Rocky Mountain News Guild                    15.18%           554,657.3990            $8,419,699.32             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Denver Typo Union                            11.76%            429,432.000            $6,518,780.48             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Denver Mailers Union                         7.58%               276,805              $4,201,900.10             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Christian Labor Assoc. PEN FD                6.41%            234,161.0260            $3,554,564.37                 Record &
TR DTD 9/23/67                                                                                                     Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar MN 56201-0738

Wells Fargo Bank MN NA FBO                   6.33%            231,201.9500            $3,509.645.60                 Record &
Lakewood Police-                                                                                                   Beneficial
Westcore Blue Chip
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis MN 55480-1533

Charles Schwab & Co. Inc.                    5.77%            210,630.6090            $3,197,373.64               Record Only
Special Account for the Exclusive
Benefit of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Denver News Press                            5.23%               190,985              $2,899,160.94             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

WESTCORE SMALL-CAP OPPORTUNITY FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                    27.18%           439,155.2490           $10,249,883.51               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Fidelity Investments Institutional           12.60%           203,649.8550            $4,753,187.62               Record Only
Operations Co. Inc. (FIIOC) As Agency
For Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington KY 41015-1999

Wachovia Bank NA Trustee For UCB Inc.         8.93%           144,231.3300            $3,366,359.24                Record &
Defined Benefit Pension Plan Under                                                                                Beneficial
Agreement DTD 5/21/96
301 N. Main Street
P.O. Box 3073
Winston Salem NC 27150-0001

Colorado State Bank Trust Dept.               5.78%            93,440.6300            $2,180,904.30               Record Only
1600 Broadway
Denver CO 80202-4927

WESTCORE LONG TERM BOND FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
SEI Trust Company                            41.93%          1,060.751.1900          $10,204,426.45               Record Only
C/O Colorado Business Bank
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks PA 19456

Rocky Mountain News Guild                    25.43%           643,412.7410            $6,189,630.57                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

Wendel & Co. A/C #808820                     25.43%           643,412.7410            $6,189,630.57               Record Only
C/O The Bank Of New York
P.O. Box 1066 Wall Street Station
New York NY 10268-1066

Denver Typo Union                            19.23%              486,592              $4,681,017.02                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

Denver Mailers Union                         12.11%              306,443              $2,947,987.92                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

Denver News Press                             8.57%              216,797              $2,085,596.27                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Christian Labor Assoc. PEN FD TR DTD          7.96%           201,254.8460            $1,936,071.62                 Record &
9/23/67                                                                                                            Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar MN 56201-0738

Charles Schwab & Co. Inc.                     5.66%           143,093.7770            $1,376,562.13               Record Only
Special Account for the Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

WESTCORE INTERMEDIATE TERM BOND FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
SEI Trust Company                            29.24%           974,041.7740            $9,769,638.99               Record Only
C/O Colorado Business Bank
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks PA 19456

Wendel & Co. A/C #808820                     18.65%           621,411.5350            $6,232,757.70               Record Only
C/O The Bank Of New York
P.O. Box 1066 Wall Street Station
New York NY 10268-1066

Rocky Mountain News Guild                    18.65%           621,411.5350            $6,232,757.70             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Christian Labor Assoc. PEN FD                14.26%           475,045.9550            $4,764,710.93                 Record &
TR DTD 9/23/67                                                                                                     Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar MN 56201-0738

Denver Typo Union                            13.70%              456,380              $4,577,493.74             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Denver Mailers Union                          8.47%              282,071              $2,829,172.99             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                     6.73%           224,355.8130            $2,250,288.80               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Denver News Press                             5.76%              191,882              $1,924,582.68             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

WESTCORE COLORADO TAX EXEMPT FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                    39.08%          1,415,991.9060          $15,278,522.67               Record Only
Special Account For The Exclusive
Benefits Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Janet E. Penland                              5.85%           211,924.3020            $2,286,663.22                 Record &
1510 E. 10th Ave. PH                                                                                               Beneficial
Denver, CO 80218-3139

WESTCORE MID-CAP OPPORTUNITY FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Denver Investment Advisors LLC               42.35%            91,414.8500            $1,426,071.66                 Record &
C/O Lou Kahanek                                                                                                    Beneficial
1225 17th St. FL 26
Denver CO 80202-5534

Kenneth V. Penland                           17.45%            37,660.5440             $587,504.49                  Record &
1510 E. 10th Ave PH                                                                                                Beneficial
Denver CO 80218-3139

Charles Schwab & Co. Inc.                    10.19%            21,992.9160             $343,089.49                   Record
Special Account For The Exclusive                                                                                     Only
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

WESTCORE INTERNATIONAL FRONTIER FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                    30.33%           789,815.6120           $10,149,130.61               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Colorado State Bank & Trust                  17.30%           450,598.4160            $5,790,189.65               Record Only
1600 Broadway
Denver CO 80202-4927

Michael W. Gerding                            7.69%           200,203.0280            $2,572,608.91                Record &
2201 S. Monroe St.                                                                                                Beneficial
Denver CO 80210-4936

National Financial Services Corp              5.57%           145,026.2130            $1,863,586.84               Record Only
For Exclusive Benefit Of Our Customers
One World Financial Center
200 Liberty Street
New York NY 10281-1003

Cherry Trust & Co.                            5.37%           139,778.9370            $1,796,159.34               Record Only
3033 E. 1st Ave.
Denver CO 80206-5617

WESTCORE SMALL-CAP GROWTH FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
National Investor Services Corp.             26.56%           463,000.8030           $12,649,181.94               Record Only
For Exclusive Benefit Of Customers
55 Water Street
32nd Floor
New York NY 10041-3299

Charles Schwab & Co. Inc.                    17.96%           313,011.6900            $8,551,479.37               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Colorado State Bank Trust Dept.               9.70%           169,035.4570            $4,618,048.69               Record Only
1600 Broadway
Denver CO 80202-4927

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
National Financial Services Corp. For         8.16%           142,196.1100            $3,884,797.73               Record Only
Exclusive Benefit Of Our Customers
One World Financial Center
200 Liberty Street
New York NY 10281-1003

Norwest Bank MN NA FBO                        6.44%           112,242.9960            $3,066,478.65               Record Only
Westcore Small Cap Growth
ATTN: Mutual Funds
P.O. Box 1533
Minneapolis MN 55480-1533

Denver Investment Advisors LLC                6.44%           112,242.9960            $3,066,478.65             Beneficial Only
Retirement Plans
1225 17th Street, 26th Floor
Denver, CO 80202

WESTCORE SELECT FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                    31.59%           632,765.1700           $16,432,911.46               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

FTC & Co.                                    11.12%           222,779.6040            $5,785,586.32               Record Only
ATTN: Datalynx House Acct.
P.O. Box 173736
Denver CO 80217-3736

Cherry Trust & Co.                            8.56%           171,427.2540            $4,451,965.79               Record Only
3033 E 1st Ave.
Denver CO 80206-5617

Norwest Bank MN NA FBO                        7.95%           159,297.0490            $4,136,944.36               Record Only
Westcore Select Fund
ATTN: Mutual Funds
P.O. Box 1533
Minneapolis MN 55480-1533

State Street Bank & Trust Co CUST FBO         7.87%           157,567.9750            $4,092,040.31                 Record &
Jerry W. Peterson IRA                                                                                              Beneficial
3 Lynn Road
Cherry HL VLG CO 80110-4901

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Denver Investment Advisors LLC                7.95%           159,297.0490            $4,136,944.36                Beneficial
Retirement Plans                                                                                                      Only
1225 17th Street, 26th Floor
Denver, CO 80202

---------

* All above-listed shares of the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Long-Term Bond Fund, Westcore Intermediate-Term Bond Fund, Westcore Colorado Tax-Exempt Bond Fund, Westcore International Frontier Fund, Westcore Small Cap Growth Fund and Westcore Select Fund were owned of record by the owners named above, and to the Trust's knowledge were also owned beneficially as indicated above.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes the ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

         - 'NR' indicates the Fitch does not rate the issuer or issue in question.

         - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         - RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


         Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

         "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

         "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

         "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


         Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

         As stated in the Prospectuses, all Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.       Interest Rate Futures Contracts.


         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contract's on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.      Stock Index Futures Contracts.

         General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.     Futures Contracts on Foreign Currencies.


         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.      Margin Payments.


         Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.       Risks of Transactions in Futures Contracts.

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to Denver Investment Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.      Options on Futures Contracts.


         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.     Accounting Treatment.


         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.